Trade and Other Payables	12 Months Ended
Jun. 30, 2018
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables
TRADE AND OTHER PAYABLES

ACCOUNTING POLICY

The group accrues for the cost of the leave days granted to employees during the period in which the leave days accumulate.

	US dollar
Figures in million	2018	2017

Financial liabilities

Trade payables	43	40
Other liabilities (a)	13	7

Non-financial liabilities

Payroll accruals	41	28
Leave liabilities (b)	38	30
Shaft related accruals	42	37
Other accruals	15	7
Value added tax	6	4

Total current trade and other payables	198	153

During the 2018 financial year, Harmony acquired Moab Khotsong operations. Refer to note 14 for details of the transaction and the balances taken on as a result.
(a) Other liabilities
Includes a loan from Village Main Reef Limited of US$3.6 million. The loan was taken-on with the acquisition of the Moab Khotsong operations. The loan is unsecured, interest free and has no fixed terms of payment.
(b) Leave liabilities
Employee entitlements to annual leave are recognised on an ongoing basis. An accrual is made for the estimated liability for annual leave as a result of services rendered by employees up to the balance sheet date.
The movement in the liability recognised in the balance sheet is as follows:

	US dollar
Figures in million	2018	2017

Balance at beginning of year	30	23
Benefits paid	(31)	(29)
Total expense per income statement	29	31
Acquisitions[1]	12	3
Translation (gain)/loss	(2)	2

Balance at end of year	38	30

[1] Acquisitions of Moab Khotsong operations in 2018 and Hidden Valley in 2017.